UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  July 17, 2003

                     SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
             (Exact Name of Registrant as Specified in its Charter)

                                 Cayman Islands
                 (State or Other Jurisdiction of Incorporation)

        0-29788                                           N/A
(Commission File Number)                             (I.R.S. Employer
                                                  Identification Number)

                                 (441) 295-4451
              (Registrant's Telephone Number, Including Area Code)

             P.O. Box HM 2939
Crown House, Third Floor, 4 Par-la-Ville Road            N/A
           Hamilton HM08, Bermuda                     (Zip Code)
  (Address of Principal Executive Offices)


          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     Scottish Annuity & Life Holdings, Ltd. (the "Company") is filing herewith the Underwriting Agreement in connection with the public offering of 8,000,000 of its ordinary shares pursuant to a prospectus supplement of the Company that was filed with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          Exhibit 1.1 Underwriting Agreement, dated July 17, 2003, between the Company and Bear, Stearns & Co. Inc., UBS Securities LLC, A.G. Edwards & Sons, Inc., Keefe, Bruyette & Woods, Inc. and Putnam Lovell NBF Securities Inc., as representatives of the several underwriters named therein.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.


                                  By:  /s/ Paul Goldean
                                       --------------------------------------
                                       Paul Goldean
                                       Senior Vice President and General Counsel



Dated:  July 18, 2003